Exhibit 99.3

CALUMET SPECIALTY PRODUCTS PARTNERS L.P.

ROYAL PURPLE, INC. ACQUISITION

Index of Financial Statements

Calumet Specialty Products Partners, L.P. unaudited pro forma consolidated financial statements:

Introduction	2
Unaudited pro forma consolidated balance sheet as of March 31, 2012	3
Unaudited pro forma consolidated statement of operations for the year ended December 31, 2011	4
Unaudited pro forma consolidated statement of operations for the three months ended March 31, 2012	5
Notes to unaudited pro forma consolidated financial statements	6

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

INTRODUCTION

Following are the unaudited pro forma consolidated financial statements of Calumet Specialty Products Partners, L.P. (“Calumet”) as of March 31, 2012 and for the year ended December 31, 2011 and for the three months ended March 31, 2012. The unaudited pro forma consolidated financial statements give effect to the adjustments presented in Note 1 of the Notes to Unaudited Pro Forma Consolidated Financial Statements.

The unaudited pro forma consolidated financial statements and accompanying notes should be read together with Calumet’s related historical consolidated financial statements and notes thereto included on Form 10-K for the year ended December 31, 2011 and the Quarterly Report on Form 10-Q for the period ended March 31, 2012 as filed with the Securities and Exchange Commission and Royal Purple’s historical financial statements and notes thereto. The unaudited pro forma consolidated balance sheet and the unaudited pro forma consolidated statements of operations were derived by adjusting the historical consolidated financial statements of Calumet and Royal Purple. These adjustments are based on currently available information and certain estimates and assumptions and, therefore, the actual effects of the Transactions may differ from the effects reflected in the unaudited pro forma consolidated financial statements. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the Transactions as contemplated and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited consolidated pro forma financial statements.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the consolidated financial condition or results of operations of Calumet had the Transactions actually been completed at the beginning of the period or as of the date specified. Moreover, the unaudited pro forma consolidated financial statements do not project consolidated financial position or results of operations of Calumet for any future period or at any future date.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(In thousands)

	As of March 31, 2012
	Calumet Historical	Royal Purple Historical(s)	Adjustments			Pro Forma
Assets
Current assets:
Cash and cash equivalents	$6,416	$10,300	$146,820	(a	)	$6,416
			242,750	(b	)
			3,121	(c	)
			(333,960)	(d	)
			(10,300)	(k	)
			(58,731)	(l	)
Accounts receivable:
Trade	286,154	14,835	—			300,989
Other	5,414	1	—			5,415

	291,568	14,836	—			306,404
Inventories	506,584	12,236	5,508	(e	)	524,328
Derivative assets	77	—	—			77
Prepaid expenses and other current assets	6,343	1,954	—			8,297
Deposits	3,287	—	—			3,287

Total current assets	814,275	39,326	(4,792)			848,809
Property, plant and equipment, net	861,323	8,204	2,274	(f	)	871,801
Goodwill	49,217	—	106,549	(h	)	155,766
Other intangible assets, net	31,091	386	(386)	(k	)	216,542
			185,451	(g	)
Other noncurrent assets, net	43,513	14	7,250	(b	)	50,777

Total assets	$1,799,419	$47,930	$296,346			$2,143,695

Liabilities and Partners’ Capital
Current liabilities:
Accounts payable	$339,969	$1,783	—			341,752
Accounts payable—related party	1,504	—	—			1,504
Accrued interest payable	24,330	—	—			24,330
Accrued salaries, wages and benefits	8,691	—	—			8,691
Taxes payable	12,805	—	—			12,805
Other current liabilities	4,478	3,482	(699)	(k	)	7,261
Current portion of long-term debt	1,020	568	(568)	(k	)	1,020
Derivative liabilities	90,724	—	—			90,724

Total current liabilities	483,521	5,833	(1,267)			488,087
Pension and postretirement benefit obligations	26,584	—	—			26,584
Other long-term liabilities	1,497	—	—			1,497
Long-term debt, less current portion	665,623	1,877	250,000	(b	)	856,892
			(1,877)	(k	)
			(58,731)	(l	)

Total liabilities	1,177,225	7,710	188,125			1,373,060

Commitments and contingencies
Partners’ capital:
Royal Purple total stockholders equity	—	40,220	(40,220)	(j	)	—
Limited partners’ interest	689,160	—	146,820	(a	)	834,510
			(1,470)	(i	)
General partner’s interest	24,624	—	3,121	(c	)	27,715
			(30)	(i	)
Accumulated other comprehensive loss	(91,590)	—	—			(91,590)

Total partners’ capital	622,194	40,220	108,221			770,635

Total liabilities and partners’ capital	$1,799,419	$47,930	$296,346			$2,143,695

See accompanying notes to unaudited pro forma consolidated financial statements.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(dollars and units in thousands except per unit data)

	Year Ended December 31, 2011
	Calumet Historical	Debt Refinancing			Superior Historical(r)	Adjustments			Calumet Pro Forma	Royal Purple Historical(s)	Adjustments			Pro Forma
Sales	$3,134,923	$—			$1,116,557	—			4,251,480	$109,504	$(3,255)	(p	)	$4,357,729
Cost of sales	2,860,793	—			1,016,398	2,252	(o	)	3,879,443	55,340	(2,032)	(p	)	3,932,751

Gross profit	274,130	—			100,159	(2,252)			372,037	54,164	(1,223)			424,978

Operating costs and expenses:
Selling, general and administrative	50,836	—			11,973	—			62,809	25,925	11,294	(n	)	100,028
Transportation	94,187	—			—	—			94,187	—	—			94,187
Taxes other than income taxes	5,661	—			—	—			5,661	—	—			5,661
Insurance recoveries	(8,698)	—			—	—			(8,698)	—	—			(8,698)
Other	6,852	—			—	—			6,852	980	—			7,832

Operating income	125,292	—			88,186	(2,252)			211,226	27,259	(12,517)			225,968

Other income (expense):
Interest expense	(48,747)	(6,000)	(m	)	—	(17,000)	(m	)	(71,747)	(184)	(22,900)	(m	)	(94,831)
Debt extinguishment costs	(15,130)	—			—	—			(15,130)	—	—			(15,130)
Realized loss on derivative instruments	(7,909)	—			—	—			(7,909)	—	—			(7,909)
Unrealized loss on derivative instruments	(10,383)	—			—	—			(10,383)	—	—			(10,383)
Other	842	—			651	—			1,493	16	—			1,509

Total other income (expense)	(81,327)	(6,000)			651	(17,000)			(103,676)	(168)	(22,900)			(126,744)

Net income before income taxes	43,965	(6,000)			88,837	(19,252)			107,550	27,091	(35,417)			99,224
Income tax expense	929	—			31,981	(31,981)	(q	)	929	162	(162)	(q	)	929

Net income	$43,036	$(6,000)			$56,856	$12,729			$106,621	$26,929	$(35,255)			$98,295

Allocation of net income:
Net income	$43,036													$98,295
Less:
General partner’s interest in net income	861													1,966
General partner’s incentive distribution rights	322													322

Net income available to limited partners	$41,853													$96,007

Weighted average limited partner units outstanding:
Basic	42,599													57,084
Diluted	42,644													57,129
Limited partners’ interest basic and diluted net income per unit	$0.98													$1.68
Cash distribution declared per limited partner interest	$2.00													$2.00

See accompanying notes to unaudited pro forma consolidated financial statements.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(dollars and units in thousands except per unit data)

	Three Months Ended March 31, 2012
	Calumet Historical	Royal Purple Historical(s)			Adjustments			Pro Forma
Sales	$1,169,586	$30,173			$(790)	(p	)	$1,198,969
Cost of sales	1,085,342	14,794			(493)	(p	)	1,099,643

Gross profit	84,244	15,379			(297)			99,326

Operating costs and expenses:
Selling, general and administrative	18,142	6,586	(o	)	2,975	(n	)	27,703
Transportation	27,542	—			—			27,542
Taxes other than income taxes	1,730	—			—			1,730
Other	1,816	221			—			2,037

Operating income	35,014	8,572			(3,272)			40,314

Other income (expense):
Interest expense	(18,584)	(28)			(5,800)	(m	)	(24,412)
Realized gain on derivative instruments	9,424	—			—			9,424
Unrealized gain on derivative instruments	26,044	—			—			26,044
Other	118	15			—			133

Total other income (expense)	17,002	(13)			(5,800)			11,189

Net income before income taxes	52,016	8,559			(9,072)			51,503
Income tax expense	93	181			(181)	(q	)	93

Net income	$51,923	$8,378			$(8,891)			$51,410

Allocation of net income:
Net income	$51,923							$51,410
Less:
General partner’s interest in net income	1,038							1,028
General partner’s incentive distribution rights	523							523
Nonvested share based payments	308							308

Net income available to limited partners	$50,054							$49,551

Weighted average limited partner units outstanding basic and diluted
Basic	51,685							57,685
Diluted	51,736							57,736

Limited partners’ interest basic and diluted net income per unit	$0.97							$0.86
Cash distribution declared per limited partner interest	$0.53							$0.53

See accompanying notes to unaudited pro forma consolidated financial statements.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The historical financial information as of March 31, 2012 is derived from the historical unaudited consolidated financial statements of Calumet and Royal Purple, Inc. (“Royal Purple”). The pro forma adjustments described below (collectively, the “Transactions”) have been prepared as if the transactions described in these footnotes had taken place on March 31, 2012, in the case of the pro forma balance sheet or as of January 1, 2011, in the case of the pro forma statements of operations for the year ended December 31, 2011 and the three months ended March 31, 2012.

Assumptions and estimates underlying the pro forma adjustments are described in the notes below, which should be read in conjunction with the pro forma financial statements. Since the pro forma financial statements have been prepared based upon preliminary estimates and assumptions, the final amounts recorded may differ materially from the information presented. These estimates and assumptions are subject to change pending further review of the assets to be acquired and liabilities to be assumed, and as additional information becomes available. The final purchase price allocation will be determined after the acquisition is completed and the final amounts recorded may differ materially from the information presented.

The unaudited pro forma consolidated balance sheet reflects the following Transactions:

•	the proposed acquisition by Calumet of Royal Purple for a total cash purchase price of $334.0 million;

•	the proposed sale of 2020 Senior Notes by Calumet;

•	the sale by Calumet of 6,000,000 common units to the public in its May 9, 2012 offering;

•	the payment of estimated underwriting commissions, offering expenses and acquisition expenses.

The unaudited pro forma consolidated statement of operations reflects the following Transactions:

•	the proposed acquisition by Calumet of Royal Purple for a total cash purchase price of $334.0 million;

•	the proposed sale of 2020 Senior Notes by Calumet;

•	the sale by Calumet of 6,000,000 common units to the public in its May 9, 2012 offering;

•	the acquisition of Superior by Calumet on September 30, 2011;

•	the sale by Calumet of 11,000,000 common units to the public in its September 12, 2011 offering;

•	the sale by Calumet of $200 million of 9 3/8% senior notes due 2019 on September 8, 2011;

•	the sale by Calumet of $400 million of 9 3/8% senior notes due 2019 on April 21, 2011 and related extinguishment of the senior secured first lien term loan;

•	the sale by Calumet of 4,500,000 common units to the public in its February 24, 2011 offering;

•	the payment of estimated underwriting commissions, offering expenses and acquisition expenses; and,

•	the completion of the amended and restated senior secured revolving credit agreement entered into on June 24, 2011 by Calumet including changes in borrowings related to the Transactions.

Despite the fact that Calumet is a limited partnership under Delaware law, it is possible that all or a portion of the assets and operations of Royal Purple may be subject to federal and state income taxes, which would reduce cash available for distribution from such assets and operations. The pro forma statements of operations assume that Royal Purple will not be subject to federal or state income taxes. However, Calumet is currently in the process of determining whether this preliminary assumption is appropriate. To the extent Royal Purple is subject to federal and state income taxes at an assumed effective tax rate of 40%, income tax expense in the unaudited pro forma consolidated statement of operations for the three months ended March 31, 2012 and the year ended December 31, 2011 would increase by approximately $3.4 million and $10.8 million, respectively.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 2. Pro Forma Adjustments and Assumptions

(a)	Reflects the net proceeds to Calumet of $146.8 million from the issuance and sale of 6,000,000 common units at a price of $25.50 per unit and after deducting underwriting discounts, commissions and after paying estimated offering and related transaction expenses of approximately $6.2 million.

(b)	Reflects the estimated net proceeds to Calumet of $242.8 million from the proposed sale of $250.0 million of Senior Notes due 2020 issued at par after deducting underwriting discounts, commissions and after paying estimated offering and transaction expenses totaling approximately $7.3 million.

(c)	Reflects the general partner’s contribution for common units issued and discussed in note (a) of the Notes to Unaudited Pro Forma Consolidated Financial Statements.

(d)	Reflects the estimated aggregate cash paid by Calumet of $334.0 million for the proposed acquisition of Royal Purple including acquisition expenses of $1.5 million.

(e)	Reflects an adjustment to record Royal Purple’s inventories at fair value. The preliminary estimated fair value of Royal Purple’s inventories was $17.7 million at March 31, 2012 compared to a carrying value of $12.2 million resulting in a total increase to inventories of $5.5 million.

(f)	Reflects an adjustment to record Royal Purple’s property, plant and equipment at fair value. The preliminary estimated fair value of acquired property, plant and equipment was $10.5 million at March 31, 2012 compared to a carrying value of $8.2 million resulting in a total increase to property, plant and equipment of $2.3 million.

(g)	Reflects an adjustment to record intangible assets, based on a preliminary appraisal, related to the proposed Royal Purple acquisition consisting of the following (in millions):

Customer relationships (15-20 years)	$120.7
Developed technology (6-12 years)	44.2
Tradenames – definite-lived (10 year)	5.7
Tradenames – indefinite-lived	14.8

Total intangible assets	$185.4

(h)	Reflects the goodwill arising from the proposed Royal Purple acquisition. Goodwill was determined as follows (in millions):

Estimated Royal Purple purchase price	$332.5
Less:
Fair value of liabilities assumed	(4.5)
Fair value of identifiable assets acquired	230.5

Goodwill arising from the transaction	$106.5

(i)	Reflects an adjustment to expense estimated Royal Purple acquisition related costs of $1.5 million.

(j)	Reflects elimination of Royal Purple’s historical total stockholder’s equity balance.

(k)	Reflects an adjustment to remove assets not acquired and liabilities which were not assumed in the acquisition of Royal Purple by Calumet, including cash, other current liabilities and debt.

(l)	Reflects the pay down on the revolving line of credit from excess cash proceeds from the Transactions of $58.7 million.

(m)	Reflects net change in interest expense as a result of (i) the sale by Calumet on April 21, 2011 of the 2019 Senior Notes and related extinguishment of the senior secured first lien term loan; (ii) completion of the amended and restated senior secured revolving credit facility on June 24, 2011 by Calumet; (iii) the sale by Calumet on September 12, 2011 of the 2019 Senior Notes and additional borrowings under the amended and restated senior secured revolving credit facility on September 30, 2011 to fund the Superior acquisition; and (iv) the proposed sale by Calumet in June 2012 of $250.0 million of the 2020 Senior Notes and repayment of borrowings under the amended and restated senior secured revolving credit facility in May 2012.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The individual components of the net change in interest expense are as follows (in millions):

	12/31/2011	3/31/2012
Interest expense as reported by Calumet	$48.7	$18.6
Interest expense as reported by Superior	—	—

Total historical interest expense	$48.7	$18.6

Removal of prior long-term debt interest expense due to extinguishment of senior secured first lien term loan	$(7.5)	$—
Pro forma interest expense associated with the 2019 Senior Notes sold on April 21, 2011	11.7	—

Adjustment to interest expense due to issuance of 2019 Senior Notes	$4.2	$—

Removal of prior long-term debt interest expense from the senior secured revolving credit agreement	$(2.5)	$—
Pro forma interest expense under the amended and restated senior secured revolving credit facility	4.3	—

Adjustment to interest expense due to the amended and restated senior secured revolving credit facility	$1.8	$—

Debt refinancing adjustment	$6.0	$—

Pro forma interest expense associated with the 2019 Senior Notes sold on September 8, 2011	$14.0	$—
Pro forma interest expense associated with additional borrowings under the amended and restated senior secured revolving credit facility	3.0	—

Adjustment to interest expense for debt issued related to Superior acquisition	$17.0	$—

Total Calumet pro forma adjusted interest expense	$71.7	$18.6

Interest expense as reported by Royal Purple	0.2	—
Adjustment to interest expense for reduction in revolving line of credit	$(1.3)	$(0.2)
Pro forma interest expense associated with the 2020 Senior Notes	24.2	6.0

Adjustment to interest expense for debt issued related to Royal Purple acquisition	$22.9	$5.8
Total Pro forma adjusted interest expense	$94.8	$24.4

(n)	Reflects an adjustment to amortization resulting from recording Royal Purple’s intangible assets as described in note (g) of the Notes to Unaudited Pro Forma Consolidated Financial Statements.

(o)	Reflects the adjustments to depreciation expense resulting from recording Superior’s fixed assets at their estimated fair value.

(p)	Reflects an adjustment to eliminate intercompany sales (and related cost of sales) from Calumet to Royal Purple.

(q)	Reflects an adjustment to eliminate Royal Purple and Superior’s income tax expense. Calumet, as a partnership, is generally not liable for income taxes on its earnings. The pro forma financial statements assume that Royal Purple’s income will meet the necessary qualifications to not be taxable to the partnership.

(r)	Amounts reflect the unaudited historical results, which were prepared by the management of Calumet, but not subject to interim review procedures by an independent registered public accounting firm, for the nine months ended September 30, 2011 for the Superior refinery.

(s)	Certain reclassifications have been made in the historical Royal Purple financial statements to conform to Calumet’s financial statement presentation. These reclassifications have no impact on net income or partner’s capital.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

	March 31, 2012
	As Reported	Reclassifications	Royal Purple Historical
	(In thousands, except unit data)
Assets
Current assets
Cash and cash equivalents	$10,300	$—	$10,300
Accounts receivable, less allowance for doubtful accounts of $141	14,835	(14,835)	—
Accounts receivable:
Trade	—	14,835	14,835
Other	—	1	1
Inventories	12,236	—	12,236
Due from related parties	1	(1)	—
Prepaid expenses	1,954	(1,954)	—
Prepaid expenses and other current assets	—	1,954	1,954
Deferred income taxes	—	—	—

Total current assets	39,326	—	39,326

Property, plant and equipment, net	8,204	—	8,204
Intangible assets, net	386	(386)	—
Other intangible assets, net	—	386	386
Deposits	14	(14)	—
Other noncurrent assets, net	—	14	14

Total assets	$47,930	$—	$47,930

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$1,783	$—	$1,783
Accrued liabilities	2,783	(2,783)	—
Short term debt	349	(349)	—
Current portion of long-term debt	568	—	568
Note payable to stockholder	350	(350)	—
Other current liabilities	—	3,482	3,482

Total current liabilities	5,833	—	5,833

Long-term debt, net of current portion	1,877	(1,877)	—
Long-term debt less current portion	—	1,877	1,877

Total liabilities	7,710	—	7,710
Stockholders’ equity
Common stock—no par value; 25,000,000 shares authorized;15,035,000 shares issued and 14,980,000 shares outstanding	—	—	—
Additional paid-in capital	15,156	(15,156)	—
Retained earnings	25,174	(25,174)	—
Less cost of 55,000 shares of common stock held in treasury	(110)	110	—

Total Stockholders’ equity	40,220	(40,220)	—
Royal Purple total stockholders’ equity	—	40,220	40,220

Total liabilities and partners’ capital	$47,930	$—	$47,930

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

	Three Months Ended March 31, 2012
	As Reported	Reclassification	Royal Purple Historical
	(In thousands)
Sales	$30,173	—	$30,173
Cost of sales	14,794	—	14,794

Gross profit	15,379	—	15,379

Operating expenses:
Selling expenses	4,279	(4,279)	—
General and administrative expenses	2,307	(2,307)	—
Research and development	221	(221)	—

Total costs and expenses	6,807	(6,807)	—

Operating costs and expenses:
Selling, general and administrative	—	6,586	6,586
Other	—	221	221

Operating income	8,572	—	8,572

Other income (expense):
Interest income	7	(7)	—
Interest expense	(35)	7	(28)
Other	15	—	15

Total other income (expense)	(13)	—	(13)

Net income before income taxes	8,559	—	8,559

Income tax expense
State taxes	181	(181)	—
Income tax expense	—	181	181

Net income	$8,378	$—	$8,378

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

	Twelve Months Ended December 31, 2011
	As Reported	Reclassifications	Royal Purple Historical
	(in thousands)
Sales	$109,504	—	$109,504
Cost of sales	55,340	—	55,340

Gross profit	54,164	—	54,164

Operating expenses:
Selling expenses	18,761	(18,761)	—
General and administrative expenses	7,164	(7,164)	—
Research and development	980	(980)	—

Total costs and expenses	26,905	(26,905)	—

Operating costs and expenses:
Selling, general and administrative	—	25,925	25,925
Other	—	980	980

Operating income	27,259	—	27,259

Other income (expense):
Interest income	27	(27)	—
Interest expense	(211)	27	(184)
Other	16	—	16

Total other income (expense)	(168)	—	(168)

Net income before income taxes	27,091	—	27,091

Income tax expense:
State taxes	162	(162)	—
Income tax expense	—	162	162

Net income	$26,929	$—	$26,929

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Pro Forma Net Income (Loss) Per Unit

Pro forma net income (loss) per unit is determined by dividing the pro forma net income (loss) available to the limited partners’ interest, after deducting the general partner’s interest in the pro forma net income (loss), by the weighted average number of limited partner units expected to be outstanding at the closing of the offering. For purposes of the calculation of pro forma net income (loss) per limited partner unit, it was assumed that the number of common units outstanding was increased by 21,500,000 for all periods since January 1, 2011, which reflect the sale of 4,500,000 common units on February 24, 2011, the sale of 11,000,000 common units on September 12, 2011, and the sale of 6,000,000 common units on May 9, 2012.